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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 21, 2006

                         Parkvale Financial Corporation
             (Exact Name of Registrant as Specified in its Charter)

        Pennsylvania                       0-17411                25-1556590
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

4220 William Penn Highway, Monroeville, Pennsylvania                     15146
      (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code (412) 373-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE.

     Attached as Exhibit 99.1 is a dividend release of Parkvale Financial Corporation dated June 21, 2006.

     On June 21, 2006, the Company announced that the Board of Directors declared a quarterly cash dividend of $0.20 per share to stockholders of record at the close of business on June 30, 2006, payable on July 26, 2006.

     Additionally, the Company announced the authorization of a new stock repurchase program effective July 1, 2006 which authorizes the purchase of up to 283,400 shares, representing 5% of the Company's outstanding common stock and the Company noted the current stock repurchase program expires on June 30, 2006. The current program has resulted in the acquisition of 66,535 shares to date.

     The information contained in this Report on Form 8-K is furnished pursant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended except as shall be expressly set forth by specific refernce in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits. The following exhibits are included with this Report:

          99.1 Press Release, dated June 21, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PARKVALE FINANCIAL CORPORATION


                                        By: /s/ Timothy G. Rubritz
                                            ------------------------------------
                                        Name: Timothy G. Rubritz
                                        Title: Vice President and Chief
                                               Financial Officer

Date: June 21, 2006